UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_______________
Form 8-K/A
(Amendment No. 3)
_______________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report: January 7, 2015
Date of earliest event reported: January 1, 2015

_______________
INTL FCStone Inc.
(Exact name of registrant as specified in its charter)
_______________

Delaware	000-23554	59-2921318
(State of Incorporation)	(Commission File Number)	(IRS Employer ID No.)
708 Third Avenue, Suite 1500, New York, NY 10017
(Address of principal executive offices, including Zip Code)
(212) 485-3500
(Registrant’s telephone number, including area code)
_______________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to rule 14d-2(b) under the Exchange Act 17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE
This Amendment No. 3 to the Form 8-K originally filed by INTL FCStone, Inc. (the “Company”) on January 7, 2015 to report the consummation of its acquisition of G.X. Clarke & Co, (the “Original Report”) as amended by Amendment No. 1 filed on January 12, 2015 (“Amendment No. 1”), as amended by Amendment No. 2 filed on March 16, 2015 (“Amendment No. 2”) is being filed solely to amend Item 9.01 of Amendment No. 2 to include the consent of the independent auditor of G.X. Clarke & Co.
Except to the extent expressly set forth herein, this amended Form 8-K speaks as of the filing date of the Original Report and has not been updated to reflect events occurring subsequent to the original filing date. Accordingly, this amended Form 8-K should be read in conjunction with our filings made with the Securities and Exchange Commission subsequent to the filing of the Original Form 8-K.
Item 9.01. Financial Statements and Exhibits
(a) Financial Statements of Business Acquired.
Financial statements of G.X. Clarke & Co. as required under Item 9.01 of Form 8-K in connection with the acquisition of G.X. Clarke & Co. are attached.
(b) Pro Forma Financial Information.
Pro forma financial information as required under Item 9.01 of Form 8-K in connection with the acquisition of the G.X. Clarke & Co. are attached.
(d) Exhibits.

Exhibit
Number	Description
23.1	Consent of Deloitte & Touche LLP

99.1
Financial statements of G.X. Clarke & Co. for the year ended December 31, 2014 (audited) (incorporated by reference from the Company’s Current Report on Amendment No. 2 to Form 8-K filed with the SEC on March 16, 2015).

99.2
Unaudited pro forma consolidated balance sheet of the Company at September 30, 2014, and the unaudited pro forma consolidated income statement for the year ended September 30, 2014 (incorporated by reference from the Company’s Current Report on Amendment No. 2 to Form 8-K filed with the SEC on March 16, 2015).

Signature
Pursuant to the Requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the Undersigned hereunto duly authorized.

INTL FCStone Inc.
(Registrant)
May 21, 2015	/s/ WILLIAM J. DUNAWAY
(Date)	William J. Dunaway
Chief Financial Officer

Exhibit Index

Exhibit No.	Description of Dcoument
Exhibit 23.1	Consent of Deloitte & Touche LLP

Exhibit 99.1
Financial statements of G.X. Clarke & Co. for the year ended December 31, 2014 (audited) (incorporated by reference from the Company’s Current Report on Amendment No. 2 to Form 8-K filed with the SEC on March 16, 2015).

Exhibit 99.2
Unaudited pro forma consolidated balance sheet of the Company at September 30, 2014, and the unaudited pro forma consolidated income statement for the year ended September 30, 2014 (incorporated by reference from the Company’s Current Report on Amendment No. 2 to Form 8-K filed with the SEC on March 16, 2015).